                                                             EXHIBIT (h)(19)(c)

                             AMENDMENT NUMBER 6 TO
                 AMENDED AND RESTATED PARTICIPATION AGREEMENT
                    AMONG VAN KAMPEN LIFE INVESTMENT TRUST,
                            VAN KAMPEN FUNDS INC.,
                         VAN KAMPEN ASSET MANAGEMENT,
                THE UNITED STATES LIFE INSURANCE COMPANY IN THE
                             CITY OF NEW YORK, AND
                 AMERICAN GENERAL EQUITY SERVICES CORPORATION

   THIS AMENDMENT NUMBER 6 ("Amendment No. 6"), made and entered into as of the 15th day of September, 2008 to the Amended and Restated Participation Agreement dated March 3, 1999, by and among THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK (hereinafter the "Company"), a New York corporation, on its own behalf and on behalf of each separate account of the Company set forth on Schedule A hereto as may be amended from time to time (each such account hereinafter referred to as the "Account"), AMERICAN GENERAL EQUITY SERVICES CORPORATION ("AGESC"), VAN KAMPEN LIFE INVESTMENT TRUST (hereinafter the "Fund"), a Delaware business trust, VAN KAMPEN FUNDS INC. (hereinafter the "Underwriter"), a Delaware corporation, and VAN KAMPEN ASSET MANAGEMENT (hereinafter the "Adviser"), a Delaware corporation.

   WHEREAS, each of the parties hereto desires to amend and restate Schedule A to the Agreement; and

   WHEREAS, each of the parties hereto desires to amend and restate Schedule B to the Agreement.

   NOW, THEREFORE, in consideration of their mutual promises, the Parties agree as follows:

       1. Schedule A is hereby amended and restated, and replaced in its entirety by Schedule A attached hereto.

       2. Schedule B is hereby amended and restated, and replaced in its entirety by Schedule B attached hereto.

       3. All capitalized terms used in this Amendment No. 6 shall have the meaning assigned in the Agreement. Except as set forth in this Amendment No. 6, no other modifications or changes are made to the Agreement.

       4. This Amendment No. 6 may be executed in one or more counterparts, each of which shall be deemed an original and all of which together will be deemed one and the same document.

   IN WITNESS WHEREOF, the parties hereto execute this Amendment No. 6 as of the date first written above.

THE UNITED STATES LIFE INSURANCE
COMPANY IN THE CITY OF NEW YORK
on behalf of itself and each of
its Accounts named in Schedule A
to the Agreement, as amended from
time to time

By:
        --------------------------
Name:
        --------------------------
Title:
        --------------------------

ATTEST:

By:
        --------------------------
Name:
        --------------------------
Title:
        --------------------------

   (Corporate Seal)

AMERICAN GENERAL EQUITY SERVICES CORPORATION

By:
        --------------------------
Name:
        --------------------------
Title:
        --------------------------

ATTEST:

By:
        --------------------------
Name:
        --------------------------
Title:
        --------------------------

   (Corporate Seal)

VAN KAMPEN LIFE INVESTMENT TRUST

By:
        --------------------------
Name:
        --------------------------
Title:
        --------------------------

VAN KAMPEN FUNDS INC.

By:
        --------------------------
Name:
        --------------------------
Title:
        --------------------------

VAN KAMPEN ASSET MANAGEMENT

By:
        --------------------------
Name:
        --------------------------
Title:
        --------------------------

                                  SCHEDULE A

                        SEPARATE ACCOUNTS AND CONTRACTS

Name of Separate Account and            Form Numbers and Names of Contracts
Date Established by Board of Directors  Funded by Separate Account
--------------------------------------  -----------------------------------
  The United States Life Insurance      Contract Form No.:
  Company in the City of New York       98033N and 98034N
  Separate Account USL VA-R             Name of Contract:
  Established: August 8, 1997           Generations VA

                                        Contract Form No.:
                                        03017N
                                        Name of Contract:
                                        Platinum Investor Immediate VA

  The United States Life Insurance      Contract Form No.:
  Company in the City of New York       97600N
  Separate Account USL VL-R             Name of Contract:
  Established: August 8, 1997           Platinum Investor VUL

                                        Contract Form No.:
                                        99206N
                                        Name of Contract:
                                        Platinum Investor Survivor VUL

                                        Contract Form No.:
                                        02600N
                                        Name of Contract:
                                        Platinum Investor PLUS VUL

                                        Contract Form No.:
                                        01206N
                                        Name of Contract:
                                        Platinum Investor Survivor II VUL
                                        (Effective July 1, 2004)

                                        Contract Form No.:
                                        05604N and 05604NU
                                        Name of Contract:
                                        Platinum Investor VIP VUL
                                        (Effective January 2, 2007)

  Name of Separate Account and            Form Numbers and Names of Contracts
  Date Established by Board of Directors  Funded by Separate Account
  --------------------------------------  -----------------------------------

                                            Contract Form Nos.:
                                            07921N and 07921NU
                                            Name of Contract:
                                            AIG Protection Advantage VUL
                                            (Effective July 1, 2008)

                                            Contract Form Nos.:
                                            08704N and 08704NU
                                            Name of Contract:
                                            AIG Income Advantage Select
                                            (Effective September 15, 2008)

                                  SCHEDULE B

Investment Company Name:          Fund Name(s):
------------------------          -------------
Van Kampen Life Investment Trust  Capital Growth Portfolio - Class I Shares
                                  (formerly Strategic Growth Portfolio-Class I Shares)
                                  Comstock Portfolio - Class I Shares
                                  Enterprise Portfolio - Class I Shares
                                  Government Portfolio - Class I Shares
                                  Growth and Income Portfolio - Class I
                                  Money Market Portfolio - Class I Shares